D A T A A S O F D E C E M B E R 3 1 , 2 0 1 6 U N L E S S O T H E R W I S E N O T E D 2016 AND FOURTH QUARTER RESULTS

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Management’s “2017 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

2016 HIGHLIGHTS Diluted Earnings Per Share • $0.24 diluted earnings per share in 4Q16, $0.93 YTD Loan and Core Deposit Growth • 6.0% annual increase in average loans and 9.3% annual increase in average core deposits • Ending loans increased 6.2% in 2016 Net Interest Income & Margin • Net interest income increased 4.2% in 2016 while net interest margin decreased 3 bps • 4Q16 saw an increase in each compared to 3Q16 Asset Quality • Increase in provision, driven by loan growth, with lower net charge-offs and delinquencies Non-Interest Income (Excluding Securities Gains) • Increase of 8.6% in 2016, with increases in most categories Non-Interest Expenses (Excluding Loss on Redemption of TruPS) • Increase of 3.2% in 2016 reflecting continued investment in revenue generating personnel, as well as investments in back office infrastructure 3

INCOME STATEMENT SUMMARY – ANNUAL COMPARISON (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. Net Income of $161.6 million, up 8.1% due primarily to higher net interest income and non- interest income, partially offset by higher loan loss provision and higher non-interest expense Net Interest Income Net interest income up 4.2%, due to 5.4% increase in average interest earning assets, partially offset by lower net interest margin  Loan Loss Provision $13.2 million provision in 2016, driven by loan growth Non-Interest Income Increase of 8.6% driven primarily by commercial loan interest rate swap fees, SBA loan sale gains, IMTS, mortgage banking income and merchant fees Non-Interest Expense Increase of 3.2% largely driven by higher salaries and benefits and software amortization expense, partially offset by lower outside services Effective Tax Rate Declined due to higher net tax credits in 2016 arising from community development investments 2016 2015 Change Net Interest Income 520,772$ 499,994$ 20,778$ Loan Loss Provision 13,182 2,250 10,932 Non-Interest Income 187,628 172,773 14,855 Securities Gains 2,550 9,066 (6,516) Non-Interest Expense 489,519 474,534 14,985 Loss on redemption of TruPS - 5,626 (5,626) Income before Income Taxes 208,249 199,423 8,826 Income Taxes 46,624 49,921 (3,297) Net Income 161,625$ 149,502$ 12,123$ Per Share (Diluted) 0.93$ 0.85$ 0.08$ ROA (1) 0.88% 0.86% 0.02% ROE (tangible) (2) 10.30% 10.01% 0.29% Efficiency ratio (2) 67.2% 68.6% (1.4%) (dollars in thousands, except per-share data) 4

INCOME STATEMENT SUMMARY – QUARTERLY COMPARISON

FULTON FINANCIAL CORPORATION

	4Q16	3Q16	Change
	(dollars in thousands, except per-share data)		
Net Interest Income	$ 132,237	$ 130,565	$ 1,672
Provision for Credit Losses	5,000	4,141	859
Non-Interest Income	51,230	48,147	3,083
Securities Gains	1,525	2	1,523
Non-Interest Expense	127,621	119,848	7,773
Income before Income Taxes	52,371	54,725	(2,354)
Income Taxes	10,221	13,257	(3,036)
Net Income	$ 42,150	$ 41,468	$ 682
Per Share (Diluted)	$ 0.24	$ 0.24	$ -
ROA (1)	0.89%	0.89%	-
ROE (tangible) (2)	10.47%	10.38%	0.09%
Efficiency ratio (2)	67.6%	65.2%	2.4%

- **Net Income of $42.2 million; a 1.6% increase from 3Q16 and a 9.4% increase from 4Q15**
- Net Interest Income
  - *From 3Q16*: Increase of 1.3% due to a 1.2% increase in average earning assets and a 1 bp improvement in net interest margin (NIM)
  - *From 4Q15*: Increase of 3.5% due to 5.5% increase in average earning assets being partially offset by a 4 bp decrease in NIM
- Loan Loss Provision

  $5.0 million provision in 4Q16 due primarily to loan growth and one non-performing commercial loan
- Non-Interest Income

  From 3Q16 and 4Q15: Increase of 6.4% and 13.7%, respectively, primarily driven by increases in mortgage banking income and SBA loan sale gains
- Non-Interest Expenses
  - *From 3Q16*: Increase of 6.5% due to higher salaries and benefits and property write-offs
  - *From 4Q15*: Increase of 7.8% primarily due to higher salaries and benefits
- Effective Tax Rate

  Lower effective tax rate due largely to rehabilitation tax credit on one community development investment in 4Q16

(1) ROA is return an average assets determined by dividing net income for the period indicated by average assets

(2) Non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

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NET INTEREST INCOME AND MARGIN – QUARTER COMPARISON Net Interest Income & Net Interest Margin ~ $730 million ~ $610 million $127.8 $129.1 $128.9 $130.6 $132.2 3.19% 3.23% 3.20% 3.14% 3.15% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 4Q15 1Q16 2Q16 3Q16 4Q16 Net Interest Income Average Interest-Earning Assets & Yields Average Liabilities & Rates $2.8 $2.8 $2.8 $3.0 $2.9 $13.7 $13.9 $14.0 $14.2 $14.5 3.67% 3.72% 3.69% 3.63% 3.62% 0.0% 2.0% 4.0% $- $3.0 $6.0 $9.0 $12.0 $15.0 $18.0 4Q15 1Q16 2Q16 3Q16 4Q16 Securities & Other Loans Earning Asset Yield (FTE) $14.2 $14.2 $14.4 $14.7 $15.0 $1.2 $1.4 $1.4 $1.4 $1.3 0.69% 0.70% 0.70% 0.70% 0.69% 0.5% 0.7% 0.9% $- $3.0 $6.0 $9.0 $12.0 $15.0 4Q15 1Q16 2Q16 3Q16 4Q16 Deposits Borrowings Cost of Interest-bearing Liabilities ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) 6

ASSET QUALITY – ANNUAL COMPARISON ($ IN MILLIONS) $40.5 $12.5 $2.3 $13.2 $- $10.0 $20.0 $30.0 $40.0 $50.0 2013 2014 2015 2016 Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans 132.82% 134.26% 118.37% 130.15% 1.60% 1.42% 1.24% 1.17% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 0.0% 25.0% 50.0% 75.0% 100.0% 125.0% 150.0% 2013 2014 2015 2016 Allowance/NPLs Allowance/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans $61.0 $31.5 $16.8 $13.3 0.49% 0.24% 0.13% 0.09% 0.00% 0.50% 1.00% 1.50% 2.00% $- $40.0 $80.0 2013 2014 2015 2016 NCOs NCOs/Average Loans $154.3 $138.5 $144.8 $131.6 1.21 1.06% 1.05% 0.90% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $175.0 2013 2014 2015 2016 NPLs NPLs/Loans 7

NON-INTEREST INCOME – QUARTER COMPARISON ($ IN MILLIONS) Non-Interest Income, Excluding Securities Gains ~ $730 million ~ $610 million $45.1 $42.2 $46.1 $48.1 $51.2 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 4Q15 1Q16 2Q16 3Q16 4Q16 Mortgage Banking Income & Spreads Other Non-Interest Income 1.60% 1.28% 1.71% 1.73% 1.94% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $(1.0) $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 4Q15 1Q16 2Q16(2) 3Q16(2) 4Q16(2) Gains on Sales Servicing Income Spread on Sales (1) $4.3 $4.0 $3.9 $4.5 $7.0 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 4Q15 1Q16 2Q16 3Q16 4Q16 Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other $40.7 $38.2 $42.2 $43.6 $44.2 (1) Represents Gains on Sales divided by total new commitments to originate residential mortgage loans for customers. (2) Servicing income includes $1.7 and $1.3 million Mortgage Servicing Rights (MSR) impairment charges in 2Q16 and 3Q16, respectively, and a $1.7 million recovery in 4Q16. 8

NON-INTEREST EXPENSES – QUARTER COMPARISON ($ IN MILLIONS) Non-Interest Expense & Efficiency Ratio (1) ~ $730 million ~ $610 million $118.4 $120.4 $121.6 $119.8 $127.6 66.6% 68.3% 67.6% 65.2% 67.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 4Q15 1Q16 2Q16 3Q16 4Q16 Salaries and Employee Benefits & Staffing Other Non-Interest Expenses 3,520 3,491 - 2,000 4,000 6,000 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 4Q15 1Q16 2Q16 3Q16 4Q16 Total Salaries Employee Benefits Average Full-time Equivalent Employees $65.5 $69.4 $70.0 $70.7 $73.3 $- $10.0 $20.0 $30.0 $40.0 $5 .0 $60.0 4Q15 1Q16 2Q16 3Q16 4Q16 Occp & Equip Data Processing & Software Outside Srvs Other $52.9 $51.0 $51.6 $49.1 $54.4 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non- GAAP Reconciliation” at the end of this presentation. 9

$1.8 $2.1 $3.2 $4.3 $4.9 $4.6 $1.4 $8.6 $5.9 $4.1 13 26 30 45 47 56 $- $3.0 $6.0 $9.0 $12.0 0 10 20 30 40 50 60 70 2011 2012 2013 2014 2015 2016 Salarie s & Be nefits Expense Outsi de Consul ti ng Services and Te mpora ry Staffing (1) Staffing $0.8 $0.1 COMPLIANCE & RISK MANAGEMENT (1) Represents third-party consulting, legal and staffing services directly related to BSA/AML compliance program. To tal Exp e n se s, in m illio n s • Strengthening Risk Management and Compliance infrastructures • Address deficiencies within BSA/AML compliance • BSA/AML enforcement actions at the Corporation and banking subsidiaries • Significant investments in personnel, outside services and systems BSA/AML Compliance Program Expenses and Staffing To tal N u m b e r o f Em p lo ye e s at Pe ri o d E n d 10

PROFITABILITY & CAPITAL – ANNUAL COMPARISON ROA (1) ROE (tangible) (2) Tangible Common Equity Ratio (2) Diluted Earnings Per Common Share 10.76% 10.31% 10.01% 10.30% 0.00% 4.00% 8.00% 12.00% 2013 2014 2015 2016 0.96% 0.93% 0.86% 0.88% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2013 2014 2015 2016 $ 0.83 $ 0.84 $ 0.85 $0.93 $- $0.25 $0.50 $0.75 $1. 0 2013 2014 2015 2016 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 9.3% 8.8% 8.7% 8.6% 0.0% 4.0% 8.0% 12.0% 2013 4 2015 2016 11

2017 OUTLOOK • Loans & Deposits: Annual average growth rate in the mid- to high-single digits • Net Interest Margin: Modest improvement (flat to 5 basis points) on a quarterly basis in Q1 and Q2; Q3 and Q4 margin trends will be largely dependent upon changes in the federal funds rate and competitor actions. • Asset Quality: Provision driven primarily by loan growth • Non-Interest Income (Excluding Securities Gains): Mid- to high-single digit growth rate • Non-Interest Expense: Low- to mid-single digit growth rate • Capital: Focus on utilizing capital to support growth and provide appropriate returns to our shareholders 12

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended					Year Ended Dec 31,	
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	2016	2015
	(dollars in thousands)						
Efficiency ratio							
Non-interest expense	$ 127,621	$ 119,848	$ 121,637	$ 120,413	$ 118,439	$ 489,519	$ 480,160
Less: Intangible amortization	-	-	-	-	(6)	-	(247)
Less: Loss on redemption of trust preferred securities	-	-	-	-	-	-	(5,626)
Numerator	$ 127,621	$ 119,848	$ 121,637	$ 120,413	$ 118,433	$ 489,519	$ 474,287
Net interest income (fully taxable equivalent)	$ 137,571	$ 135,784	$ 133,890	$ 134,026	$ 132,683	$ 541,271	$ 518,464
Plus: Total Non-interest income	52,755	48,149	46,137	43,137	45,839	190,178	181,839
Less: Investment securities (gains) losses	(1,525)	(2)	(76)	(947)	(776)	(2,550)	(9,066)
Denominator	$ 188,801	$ 183,931	$ 179,951	$ 176,216	$ 177,746	$ 728,899	$ 691,237
Efficiency ratio	67.60%	65.16%	67.59%	68.33%	66.63%	67.16%	68.61%

	Three Months Ended		Year Ended Dec 31,			
	Dec 31, 2016	Sep 30, 2016	2016	2015	2014	2013
	(dollars in thousands)					
Return on Average Shareholders' Equity (ROE) (Tangible)						
Net income	$ 42,150	$ 41,468	$ 161,625	$ 149,502	$ 157,894	$ 161,840
Plus: Intangible amortization, net of tax	-	-	-	161	818	1,585
Numerator	$ 42,150	$ 41,468	$ 161,625	$ 149,663	$ 158,712	$ 163,425
Average shareholders' equity	$ 2,132,655	$ 2,120,596	$ 2,100,634	$ 2,026,883	$ 2,071,640	$ 2,053,821
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,618)	(532,425)	(534,431)
Average tangible shareholders' equity (denominator)	$ 1,601,099	$ 1,589,040	$ 1,569,078	$ 1,495,265	$ 1,539,215	$ 1,519,390
Return on average common shareholders' equity (tangible), annualized	10.47%	10.38%	10.30%	10.01%	10.31%	10.76%

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NON-GAAP RECONCILIATION (CONTINUED)

FULTON FINANCIAL CORPORATION

	FFC Consolidated			
	Dec 31, 2016	Dec 31, 2015	Dec 31, 2014	Dec 31, 2013
	(dollars in thousands)			
Tangible Common Equity to Tangible Assets (TCE Ratio)				
Shareholders' equity	$ 2,121,115	$ 2,041,894	$ 1,996,665	$ 2,063,187
Less: Intangible assets	(531,556)	(531,556)	(531,803)	(533,076)
Tangible shareholders' equity (numerator)	$ 1,589,559	$ 1,510,338	$ 1,464,862	$ 1,530,111
Total assets	$ 18,944,247	$ 17,914,718	$ 17,124,767	$ 16,934,634
Less: Intangible assets	(531,556)	(531,556)	(531,803)	(533,076)
Total tangible assets (denominator)	$ 18,412,691	$ 17,383,162	$ 16,592,964	$ 16,401,558
Tangible Common Equity to Tangible Assets	8.63%	8.69%	8.83%	9.33%

	Three Months Ended		Year Ended Dec 31,			
	Dec 31, 2016	Sep 30, 2016	2016	2015	2014	2013
			(dollars in thousands)			
Pre-Provision Net Revenue						
Net interest income	$ 132,237	$ 130,565	$ 520,772	$ 499,994	$ 514,867	$ 527,194
Non-interest income	52,755	48,149	190,178	181,839	167,379	187,664
Less: Investment securities gains	(1,525)	(2)	(2,550)	(9,066)	(2,041)	(8,004)
Total Revenue	183,467	178,712	708,400	672,767	680,205	706,854
Non-interest expense	127,621	119,848	489,519	480,160	459,246	461,433
Less: Loss on redemption of TruPS			-	(5,626)	-	-
Total Non-interest expense, as adjusted	127,621	119,848	489,519	474,534	459,246	461,433
Pre-Provision Net Revenue	$ 55,846	$ 58,864	$ 218,881	$ 198,233	$ 220,959	$ 245,421

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